Exhibit 99.1

INDEX TO FINANCIAL STATEMENTS

ELLE COMMUNICATIONS, LLC

AUDITED FINANCIAL STATEMENTS

grant thornton llp

1301 International Parkway, Suite 300

Fort Lauderdale, FL 33323

D       +1 954 768 9900

F       +1 954 768 9908

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
Elle Communications, LLC

Opinion

We have audited the financial statements of Elle Communications, LLC (a California limited liability company) (the “Company”), which comprise the balance sheet as of December 31, 2023, and the related statements of income, changes in member’s equity, and cash flows for the year then ended, and the related notes to the financial statements.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for opinion

We conducted our audit of the financial statements in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of management for the financial statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

GT.COM	Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

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Auditor’s responsibilities for the audit of the financial statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

GRANT THORNTON LLP

/s/ GRANT THONRTON LLP

Fort Lauderdale, Florida
September 27, 2024

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ELLE COMMUNICATIONS, LLC

BALANCE SHEET

AS OF DECEMBER 31, 2023

2023
ASSETS
Current assets
Cash and cash equivalents	$740,207
Accounts receivable (net of allowance for credit losses of nil)	283,082
Total current assets	1,023,289
Total assets	$1,023,289

LIABILITIES AND MEMBER’S EQUITY
Current liabilities
Accounts payable	$34,244
Accrued expenses	8,752
Total current liabilities	42,996
Total liabilities	42,996

MEMBER’S EQUITY
Member’s equity	980,293
Total liabilities and member’s equity	$1,023,289

The accompanying notes are an integral part of these financial statements.

3

ELLE COMMUNICATIONS, LLC

STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2023

2022
REVENUES	$3,321,108

OPERATING COSTS AND EXPENSES:
Cost of revenues	1,846,373
Office and general expenses	772,286

Operating income	702,449

OTHER INCOME:
Interest income	8,031
Total other income	8,031
Income before provision for income taxes	710,480
Income tax expense	65,153
Net income	$645,327

The accompanying notes are an integral part of these financial statements.

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ELLE COMMUNICATIONS, LLC

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$645,327
Adjustments to reconcile net income to net cash
provided by operating activities
Depreciation and amortization	1,116
Bad debt expense	60,926
Changes in operating assets and liabilities:
Accounts receivable	(32,683)
Accounts payable	22,851
Accrued expenses	(28,122)
Net cash provided by operating activities	669,415

CASH FLOWS FROM FINANCING ACTIVITIES
Member’s distribution	(686,460)
Net cash used in financing activities	(686,460)

Net decrease in cash and cash equivalents	(17,045)
Cash, beginning of the year	757,252
Cash, end of the year	$740,207

SUPPLEMENTAL DISCLOSURE OF:
CASH FLOWS INFORMATION:
Cash paid for taxes	$65,153

The accompanying notes are an integral part of these financial statements.

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ELLE COMMUNICATIONS, LLC

STATEMENT OF CHANGES IN MEMBER’S EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2023

Member’s equity, beginning of the year	$1,021,426
Net income	645,327
Member’s distribution	(686,460)
Member’s equity, end of the year	$980,293

The accompanying notes are an integral part of these financial statements.

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ELLE COMMUNICATIONS, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2023

NOTE 1 – ORGANIZATION AND NATURE OF BUSINESS

Elle Communications, LLC (the “Company” or “Elle”) was organized, pursuant to the laws of the State of California in August 2008, as a public relations firm specializing in social and environmental impact for a client roster of mission-centered brands, nonprofits and philanthropic foundations, social enterprises, sustainability and ethically made products and activists. The Company is headquartered in California with offices in New York. The Company was acquired by Dolphin Entertainment, Inc. (“Dolphin”), a Florida corporation, on July 15, 2024 and is now a wholly owned subsidiary of Dolphin.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The accompanying financial statements for the year ended December 31, 2023, were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). In the opinion of management, the accompanying financial statements contain all necessary adjustments, consisting only of those of a recurring nature, and disclosures to present fairly the Company’s financial position and the results of its operations and cash flows for the year presented.

Use of Estimates in Financial Statements – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

Fair Value – The Company applies the fair value measurement guidance for financial assets and liabilities that are required to be measured at fair value and for non-financial assets and liabilities that are not required to be measured at fair value on a recurring basis.

Recent Accounting Pronouncements – In March 2024, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2024-01, “Compensation—Stock Compensation - Scope Application of Profits Interest and Similar Awards” (“ASU  2024-01”), which provides illustrative guidance to help entities determine whether profits interest and similar awards should be accounted for as share-based payment arrangements within the scope of Accounting Standards Codification Topic 718, “Compensation – Stock Compensation” or another accounting standard. ASU  2024-01 is effective for the Company on January 1, 2026, with early adoption of the amendments permitted. The Company adopted ASU 2024-01 beginning on January 1, 2023.

Cash – The Company maintains an account in a bank. The excess of deposit balances reported by the bank over amounts that would have been covered by federal insurance was approximately $490,207 at December 31, 2023.

Accounts Receivable and Allowance for Credit Losses – The Company’s trade accounts receivable are recorded at amounts billed to customers and presented on the balance sheet net of the allowance for credit losses. The allowance is determined by various factors, including the age of the receivables, current economic conditions, historical losses and other information management obtains regarding the financial condition of customers. The policy for determining the past due status of receivables is based on how recently payments have been received. Receivables are charged off when they are deemed uncollectible.

Depreciation and Amortization – Property, equipment, and leasehold improvements are stated at cost. Depreciation is computed on the straight-line method over the estimated useful lives of the related assets. As of December 31, 2023, the Company’s fixed assets have been fully depreciated.

Revenue Recognition – The Company’s revenue is recognized as control of the promised services are transferred to clients, in an amount that reflects the consideration it expects to be entitled to in exchange for those services. See Note 3 for additional information.

Lease Arrangements – The Company determines if an arrangement is or contains a lease at inception and has one lease in New York for six months. The Company has made an accounting policy exception to exempt leases with an initial term of 12 months or less from being recognized on the balance sheet. Payments related to those leases are recognized in the statement of income on a straight-line basis over the lease term. For the year-ended December 31, 2023, the total short-term lease expense was $103,268.

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ELLE COMMUNICATIONS, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2023

Income Taxes – The Company operates as a Limited Liability Company (“LLC”) under the statutes of the Limited Liability Company Act of the State of New York. Under those statutes, the Company’s taxable income or loss is distributed to its members, who report their proportionate share of income or loss on their income tax returns. However, the Company is subject to the New York limited liability fee, California State limited liability fee and tax, New York City unincorporated business tax and City of Los Angles business tax. Current tax expense includes New York State limited liability fee, California State limited liability fee, California State limited liability tax, New York unincorporated business tax and City of Los Angeles business tax. Current tax expense is the expected tax payable or receivable on the taxable income or loss for the year, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to tax payable in respect of previous years.

The Company takes a two-step approach to recognizing and measuring tax positions taken or to be taken in the Company’s income tax returns. The first step is to evaluate the tax position for recognition by determining if, based on the technical merits, it is more likely than not the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being recognized upon settlement.

Interest and penalties resulting from uncertain tax positions are classified in the financial statements as provision for income taxes.

Advertising Costs – Advertising costs, which are included in operating expenses, are charged to expense as incurred. There were no costs incurred for the year ended December 31, 2023 as it relates to advertising costs.

Employment Agreements – The Company has entered into employment agreements with certain employees of the Company. The agreements provide for minimum levels of base compensation plus an annual bonus tied to individual and/or Company performance. These amounts are included in operating expenses in the accompanying statement of income.

Retirement Costs – The Company offers employees access to a defined contribution retirement plan. Under the defined contribution plan, the Company may make annual contributions to the participants’ accounts which are subject to vesting. The Company’s contribution expense pursuant to this plan was $40,432 for the year ended December 31, 2023, and is recorded in office and general expenses in the accompanying statement of income.

NOTE 3 – REVENUE

The Company derives revenues from providing public relations services to clients. The Company’s arrangements are in the form of fees for services performed depending on the terms of the contract. In all circumstances, revenue is recognized when its customers obtain control of the promised services, in an amount that reflects the consideration to which it expects to receive an exchange for those services. Payment terms are generally less than 30 days.

To determine recognition, the Company performs the following five steps: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contracts; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contracts; and (v) recognize revenue as or when it satisfies the performance obligation. The Company only applies the five-step model to contracts when it is probable that the Company will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. At contract inception, the Company assesses the goods or services promised within each contract and determines those that are distinct performance obligations. The Company typically does not capitalize costs to obtain a contract as these amounts would generally be recognized over a period of one year or less.

The Company renders services to clients for a fixed monthly fee. The services provided by the Company are considered a single performance obligation that is simultaneously consumed by clients as they are being rendered by the Company. Because the Company’s agreements with its clients provide for monthly service at a fixed fee, and each contract may be terminated with a 60 or 90- day notice by either party with no termination penalty, the Company recognizes revenue over time as the monthly service are performed. Direct costs are reimbursed by clients are billed as pass-through revenue with no mark-up.

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ELLE COMMUNICATIONS, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2023

NOTE 4 – INCOME TAXES

The provision of income tax is comprised of state income taxes of $65,153 for the year ended December 31, 2023.

NOTE 5 – FAIR VALUE MEASUREMENTS

A fair value measurement assumes a transaction to sell an asset or transfer a liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous for the asset or liability.

In determining fair value, the Company utilizes valuation techniques that maximize the use of the observable inputs and minimize the use of unobservable inputs to the extent possible as well as considers counterparty credit risk in the assessment of fair value. The hierarchy for observable and unobservable inputs used to measure fair value into three broad levels are described below:

Level 1 – Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets and liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2 – Observable prices that are based on inputs not quoted on active markets but corroborated by market data.

Level 3 – Unobservable inputs are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

 At December 31, 2023, the carrying amount of the Company’s financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, and accrued expenses approximated fair value because of their short-term maturity.

 NOTE 6 – CONCENTRATIONS

As of December 31, 2023, four vendors represented approximately 44%, 22%, 15% and 13% of the accounts payable respectively. For the year ended December 31, 2023, there were no customers accounted for more than 10% of revenues. As of December 31, 2023, four customers represented 16%, 15%, 15% and 13%, respectively, of accounts receivable.

NOTE 7 – SUBSEQUENT EVENTS

On July 15, 2024, Dolphin, acquired all of the issued and outstanding membership interests of the Company, pursuant to a membership interest purchase agreement (the “Agreement”) and the Company became a wholly owned subsidiary of Dolphin on this date.

The consideration paid by Dolphin in connection with the acquisition of the Company was $1,863,000 in cash and 1,922,600 shares of common stock of Dolphin, par value of $0.015, issued to the member of the Company. The consideration amount is subject to adjustment based on post-closing cash consideration adjustments. The Agreement provides for additional consideration of $450,000 in cash on March 31, 2025, which is subject to adjustment, to be paid to the selling member of the Company based on the Company’s revenue for the year ended December 31, 2024.

The Company evaluated its December 31, 2023, financial statements for subsequent events through September 26, 2024, the date the financial statements were available to be issued, and is not aware of any subsequent events which would require recognition or disclosure in the financial statements other than those disclosed.

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INDEX TO FINANCIAL STATEMENTS

ELLE COMMUNICATIONS, LLC

 i

ELLE COMMUNICATIONS, LLC

BALANCE SHEET

AS OF JUNE 30, 2024

(Unaudited)

ASSETS	2024
Current assets
Cash and cash equivalents	$676,223
Accounts receivable (net of allowance of credit losses of nil)	357,570
Total current assets	1,033,793
Total assets	$1,033,793

LIABILITIES AND MEMBER’S EQUITY
Current liabilities
Accounts payable	$4,483
Accrued expenses	69,339
Total current liabilities	73,822
Total liabilities	73,822
MEMBER’S EQUITY
Member’s equity	959,971
Total liabilities and member’s equity	$1,033,793

The accompanying notes are an integral part of these financial statements.

1

ELLE COMMUNICATIONS, LLC

STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2024

(Unaudited)

2024
REVENUES	$1,716,170

OPERATING COST AND EXPENSES:
Cost of revenues	951,098
Office and general expenses	522,211

Operating Income	242,861

OTHER INCOME:
Interest income	4,850
Total other income	4,850
Income before provision for income taxes	247,711
Income tax expense	52,623
Net income	$195,088

The accompanying notes are an integral part of these financial statements.

2

ELLE COMMUNICATIONS, LLC

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2024

(Unaudited)

2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$195,088
Adjustments to reconcile net income to net cash
provided by operating activities
Bad debt expense	1,926
Changes in operating assets and liabilities:
Accounts receivable	(76,414)
Accounts payable	(29,762)
Accrued expenses	60,588
Net cash provided by operating activities	151,426

CASH FLOWS FROM FINANCING ACTIVITIES
Member’s distribution	(215,410)
Net cash used in financing activities	(215,410)

Net decrease in cash	(63,984)
Cash, beginning of the period	740,207
Cash, end of the period	$676,223

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION:
Cash paid for income taxes	$50,123

The accompanying notes are an integral part of these financial statements.

3

ELLE COMMUNICATIONS, LLC

STATEMENT OF CHANGES IN MEMBER’S EQUITY

FOR THE SIX MONTHS ENDED JUNE 30, 2024

(Unaudited)

Member’s equity, beginning of the period	$980,293
Net income	195,088
Member’s distribution	(215,410)
Member’s equity, end of the period	$959,971

The accompanying notes are an integral part of these financial statements.

4

ELLE COMMUNICATIONS, LLC

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2024

(Unaudited)

NOTE 1 – ORGANIZATION AND NATURE OF BUSINESS

Elle Communications, LLC (the “Company” or “Elle”) was organized, pursuant to the laws of the State of California in August 2008, as a public relations firm specializing in social and environmental impact for a client roster of mission-centered brands, nonprofits and philanthropic foundations, social enterprises, sustainability and ethically made products and activists. The Company is headquartered in California with offices in New York. The Company was acquired by Dolphin Entertainment, Inc. (“Dolphin”), a Florida corporation, on July 15, 2024 and is now a wholly owned subsidiary of Dolphin.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The accompanying financial statements for the six months ended June 30, 2024, were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). In the opinion of management, the accompanying financial statements contain all necessary adjustments, consisting only of those of a recurring nature, and disclosures to present fairly the Company’s financial position and the results of its operations and cash flows for the six months presented.

Use of Estimates in Financial Statements – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

Fair Value – The Company applies the fair value measurement guidance for financial assets and liabilities that are required to be measured at fair value and for non-financial assets and liabilities that are not required to be measured at fair value on a recurring basis.

Cash – The Company maintains an account in a bank. The excess of deposit balances reported by the bank over amounts that would have been covered by federal insurance was approximately $426,223 at June 30, 2024.

Accounts Receivable and Allowance for Credit Losses – The Company’s trade accounts receivable are recorded at amounts billed to customers and presented on the balance sheet net of the allowance for credit losses. The allowance is determined by various factors, including the age of the receivables, current economic conditions, historical losses and other information management obtains regarding the financial condition of customers. The policy for determining the past due status of receivables is based on how recently payments have been received. Receivables are charged off when they are deemed uncollectible.

Depreciation and Amortization – Property, equipment, and leasehold improvements are stated at cost. Depreciation is computed on the straight-line method over the estimated useful lives of the related assets. As of June 30, 2024, the Company’s fixed assets have been fully depreciated.

Revenue Recognition – The Company’s revenue is recognized as control of the promised services are transferred to clients, in an amount that reflects the consideration it expects to be entitled to in exchange for those services. See Note 3 for additional information.

Lease Arrangements – The Company determines if an arrangement is or contains a lease at inception and has one lease in New York for six months. The Company has made an accounting policy exception to exempt leases with an initial term of 12 months or less from being recognized on the balance sheet. Payments related to those leases are recognized in the statement of income on a straight-line basis over the lease term. For the year-ended June 30, 2024, the total short-term lease expense was $53,328.

5

ELLE COMMUNICATIONS, LLC

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2024

(Unaudited)

Income Taxes – The Company operates as a Limited Liability Company (“LLC”) under the statutes of the Limited Liability Company Act of the State of New York. Under those statutes, the Company’s taxable income or loss is distributed to its members, who report their proportionate share of income or loss on their income tax returns. However, the Company is subject to the New York limited liability fee, California State limited liability fee and tax, New York City unincorporated business tax and City of Los Angles business tax. Current tax expense includes New York State limited liability fee, California State limited liability fee, California State limited liability tax, New York unincorporated business tax and City of Los Angeles business tax. Current tax expense is the expected tax payable or receivable on the taxable income or loss for the year, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to tax payable in respect of previous years.

The Company takes a two-step approach to recognizing and measuring tax positions taken or to be taken in the Company’s income tax returns. The first step is to evaluate the tax position for recognition by determining if, based on the technical merits, it is more likely than not the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being recognized upon settlement.

Interest and penalties resulting from uncertain tax positions are classified in the financial statements as provision for income taxes.

Advertising Costs – Advertising costs, which are included in operating expenses, are charged to expense as incurred. The Company’s advertising costs was $13,537 for the six months ended June 30, 2024.

Employment Agreements – The Company has entered into employment agreements with certain employees of the Company. The agreements provide for minimum levels of base compensation plus an annual bonus tied to individual and/or Company performance. These amounts are included in operating expenses in the accompanying statement of income.

Retirement Costs – The Company offers employees access to a defined contribution retirement plan. Under the defined contribution plan, the Company may make annual contributions to the participants’ accounts which are subject to vesting. The Company’s contribution expense pursuant to this plan was $25,750 for the six months ended June 30, 2024 and is recorded in office and general expenses in the accompanying statement of income.

NOTE 3 – REVENUE

The Company derives revenues from providing public relations services to clients. The Company’s arrangements are in the form of fees for services performed depending on the terms of the contract. In all circumstances, revenue is recognized when its customers obtain control of the promised services, in an amount that reflects the consideration to which it expects to receive an exchange for those services. Payment terms are generally less than 30 days.

To determine recognition, the Company performs the following five steps: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contracts; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contracts; and (v) recognize revenue as or when it satisfies the performance obligation. The Company only applies the five-step model to contracts when it is probable that the Company will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. At contract inception, the Company assesses the goods or services promised within each contract and determines those that are distinct performance obligations. The Company typically does not capitalize costs to obtain a contract as these amounts would generally be recognized over a period of one year or less.

The Company renders services to clients for a fixed monthly fee. The services provided by the Company are considered a single performance obligation that is simultaneously consumed by clients as they are being rendered by the Company Because the Company’s agreements with its clients provide for monthly service at a fixed fee, and each contract may be terminated with a 60 or 90- day notice by either party with no termination penalty, the Company recognizes revenue over time as the monthly service are performed. Direct costs are reimbursed by clients are billed as pass-through revenue with no mark-up.

6

ELLE COMMUNICATIONS, LLC

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2024

(Unaudited)

NOTE 4 – INCOME TAXES

The provision of income tax is comprised of state income taxes of $52,623 for the six months ended June 30, 2024.

NOTE 5 – FAIR VALUE MEASUREMENTS

A fair value measurement assumes a transaction to sell an asset or transfer a liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous for the asset or liability.

In determining fair value, the Company utilizes valuation techniques that maximize the use of the observable inputs and minimize the use of unobservable inputs to the extent possible as well as considers counterparty credit risk in the assessment of fair value. The hierarchy for observable and unobservable inputs used to measure fair value into three broad levels are described below:

Level 1 – Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets and liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2 – Observable prices that are based on inputs not quoted on active markets but corroborated by market data.

Level 3 – Unobservable inputs are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

At June 30, 2024, the carrying amount of the Company’s financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, and accrued expenses approximated fair value because of their short-term maturity.

NOTE 6 – CONCENTRATIONS

As of June 30, 2024, two vendors represented approximately 56% and 25% of the accounts payable respectively. For the six Months ended June 30, 2024, there was one customer accounted for 10% of revenues. As of June 30, 2024, two customers represented 39% and 30%, respectively, of accounts receivable.

7

ELLE COMMUNICATIONS, LLC

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2024

(Unaudited)

NOTE 7 – SUBSEQUENT EVENTS

On July 15, 2024, Dolphin, acquired all of the issued and outstanding membership interests of the Company, pursuant to a membership interest purchase agreement (the “Agreement”) and the Company became a wholly owned subsidiary of Dolphin on this date.

The consideration paid by Dolphin in connection with the acquisition of the Company was $1,863,000 in cash and 1,922,600 shares of common stock of Dolphin, par value of $0.015, issued to the member of the Company. The consideration amount is subject to adjustment based on post-closing cash consideration adjustments. The Agreement provides for additional consideration of $450,000 in cash on March 31, 2025, which is subject to adjustment, to be paid to the selling member of the Company based on the Company’s revenue for the year ended December 31, 2024.

The Company evaluated its June 30, 2024, financial statements for subsequent events through September 26, 2024, the date the financial statements were available to be issued, and is not aware of any subsequent events which would require recognition or disclosure in the financial statements other than those disclosed.

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